Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 9 – INCOME TAXES

The provision for income taxes for interim periods is determined, in accordance with ASC 740-270, Income Taxes—Interim Reporting, using an estimated annual effective tax rate, adjusted for discrete items recognized during the period, if any. Because the Company has historically incurred operating losses and maintains a full valuation allowance against its deferred tax assets, no income tax provision or benefit has been recognized for the periods presented. The estimated annual effective tax rate remains subject to change based on future operating results, changes in valuation allowances against deferred tax assets, changes in tax laws or their interpretation, and the recognition or derecognition of uncertain tax positions, if any.

Due to the Company’s cumulative operating losses and resulting full valuation allowance against its deferred tax assets, the Company did not record an income tax provision or benefit for the three and six months ended June 30, 2026 and 2025. Management has concluded that it is more likely than not that the Company’s deferred tax assets will not be realized.

The Company recognizes interest and penalties related to uncertain tax positions, if any, as a component of income tax expense. As of June 30, 2026 and December 31, 2025, the Company had no unrecognized tax benefits and had not accrued any interest or penalties related to uncertain tax positions.

NOTE 8 — INCOME TAXES

Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	For the Years Ended December 31,
	2025	2024
Deferred tax assets:
Net operating loss carry forwards	$9,878,482	$9,032,440
Capitalization of research and development expenses	1,516,763	1,806,909
Stock option expense	883,261	541,476
Warrant expense	465,230	465,230
Accrued expenses	101,337	50,797
Depreciation and amortization	(2,463)	(2,796)
Research and development tax credit	1,377,283	1,170,784
Valuation allowance	(14,219,893)	(13,064,840)
Net deferred tax asset	$—	$—

A reconciliation of the provision for income taxes with the amounts computed by applying the statutory Federal income tax to income before provision for income taxes is as follows:

	For the Years Ended December 31,
	2025		2024
U.S. federal statutory rate	$(808,004)	(21.0)%	$(1,019,260)	(21.0)%
State taxes, net of federal benefit	(165,448)	(4.3)%	(208,706)	(4.3)%
Entertainment expense	29	—	310	—
Disallowed research and development expenditures	11,914	0.3%	40,330	0.8%
Research and development tax credit	(47,091)	(1.2)%	(159,408)	(3.3)%
Deferred tax rate change	—	—	—	—
True-up of deferred taxes	12,595	0.3%	105,838	2.2%
True-up of research and development credit	—	—	(1,246)	—
Change in valuation allowance	996,005	25.9%	1,242,142	25.6%
Effective tax rate	$—	0.0%	$—	0.0%

As of December 31, 2025, for U.S. federal income tax reporting purposes, the Company has approximately $39.3 million of unused net operating losses (“NOLs”) available for carry forward to future years, which will begin to expire during the year ended December 31, 2027. As of December 31, 2025, for state income tax reporting purposes, the Company has approximately $37.6 million of unused NOLs available for carry forward to future years, which will begin to expire during the year ended December 31, 2029. Because United States tax laws limit the time during which NOL carry forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOLs for federal income tax purposes when the Company does generate taxable income.

Further, the benefit from utilization of NOL carry forwards could be subject to limitations due to material ownership changes that could occur as the Company continues to issue additional shares of Common Stock pursuant to its capital raising plans. Based on such limitations, the Company has significant NOLs for which realization of tax benefits is uncertain. As of December 31, 2025, the Company believes that there have been no such ownership changes that would give rise to a material NOL carry forward limitation.

As of December 31, 2025, the Company has $1,377,283 of tax credits related to research and development. The benefit from the carry forward of such credits will begin expiring during the year ended December 31, 2031. The Company remains subject to examination by tax authorities for all tax years beginning in 2018. The Company has identified its federal tax return and its state tax return in Florida as its “major” tax jurisdictions.

Based on a history of cumulative losses at the Company and the results of operations for the years ended December 31, 2025 and 2024, the Company determined that it is more likely than not it will not realize benefits from the deferred tax assets. The Company will not record income tax benefits in the financial statements until it is determined that it is more likely than not that the Company will generate sufficient taxable income to realize the deferred income tax assets. As a result of the analysis, the Company determined that a full valuation allowance against the deferred tax assets is required.

As of December 31, 2025, management does not believe that the Company has any material uncertain tax positions that would require it to measure and reflect the potential lack of sustainability of a position on audit in its financial statements. The Company will continue to evaluate its uncertain tax positions in future periods to determine if measurement and recognition in its financial statements is necessary. The Company does not believe there will be any material changes in its unrecognized tax positions over the next year.